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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 30, 1996


                                   INSCI CORP.
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            (Exact name of Registrant as specified in its Charter)


                                    DELAWARE
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                 (State of other jurisdiction of incorporation)


      1-12966                                          06-1302773
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  Commission File No.                         I.R.S. Employer Identification


Two Westborough Business Park,
Westborough, MA                                         01581
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Address of principal                                  Zip Code
executive offices


(508) 870-4000
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Registrant's telephone number,
including area code
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ITEM 4.   CHANGES IN REGISTRANT's CERTIFYING ACCOUNTANT

         The Registrant ("Company"), on December 30, 1996, by a resolution of its Board of Directors, resolved to change auditing firms from Mahoney Cohen Rashba & Pokart, CPA, PC ("Mahoney Cohen") to Pannell Kerr & Forster ("PKF").

     (a) The Company did not have any disagreement with its former accounting firm. There were no disagreements with the Company's former accounting firm in any matter of accounting principles, practices, financial statement disclosures or auditing scope or procedures in connection with audits by the Company's former acounting firm for the two most recent fiscal years.

     (b) The Mahoney Cohen report on the financial statements for the fiscal year ended March 31, 1995 contained an explanatory paragraph as to the Company's ability to continue as a going concern. For the fiscal year ended March 31, 1996, Mahoney Cohen removed the explanatory paragraph.

     (c) Annexed hereto and made a part hereof is a letter addressed to the Commission from Mahoney Cohen, stating that it agrees with the statements made by the company in the within Report.

     The resolution to change accountants was recommended and approved by the Audit Committee of the Board of Directors of the Company.

                                    EXHIBITS

     (1) Letter to the SEC from the Company's former accounting firm, Mahoney Cohen Rashbe & Pokart, CPA, PC.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    New York, New York
          January 7, 1996

                                               INSCI CORP.
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                                                        (Registrant)

                                           /s/ ROGER C. KUHN
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                                               ROGER C. KUHN
                                               CHIEF FINANCIAL OFFICER